SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) August 22, 2003.


                  Household Affinity Credit Card Master Trust I
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Household Finance Corporation
                          -----------------------------
                          (Administrator of the Trust)
                    (Exact Name as specified in its charter)


       Delaware                         0-23942                 36-1239445
----------------------------    ----------------------   ----------------------
(State or Other Jurisdiction    (Commission File Number) (IRS Employer
 of Incorporation of                                      Identification Number)
 Administrator)

   2700 Sanders Road
Prospect Heights, Illinois                               60070
-------------------------------                    ---------------
(Address of Principal Executive                       (Zip Code)
   Office of Administrator)



Registrant's telephone number, including area code (847) 564-5000



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                        3
DOCSNY1:985722.1
INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On August 22, 2003, Household Affinity Credit Card Master Note Trust I (the "Trust") issued its Series 2003-3 Asset Backed Notes.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibit 4.

           Exhibit 4.1     The Series 2003-3 Indenture  Supplement,  dated as of
                           August  22,  2003,   between   the Trust,  as issuer,
                           and the Indenture Trustee.

Item 8.    Not Applicable.

Item 9.    Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator on behalf of Household Affinity Credit Card Master Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOUSEHOLD FINANCE CORPORATION
                                                as Administrator of and on
                                                behalf of

                                               HOUSEHOLD AFFINITY CREDIT CARD
                                                MASTER TRUST I



                                               By:  /s/ B. B. Moss Jr.
                                                  ------------------------------
                                               Name: B. B. Moss Jr.
                                               Title: Vice President & Treasurer


Dated:  September 19, 2003

                                 EXHIBIT INDEX


Exhibit                             Description
-----------                         -------------
Exhibit 4.1       Exhibit 4.1       The  Series  2003-3  Indenture   Supplement,
                                    dated  as  of  August  22, 2003, between the
                                    Trust,   as   issuer,   and   the  Indenture
                                    Trustee.

                                                                  Execution Copy







--------------------------------------------------------------------------------



               HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I,
                                     Issuer




                                       and



                              THE BANK OF NEW YORK,

           Indenture Trustee, Paying Agent and Securities Intermediary






                       SERIES 2003-3 INDENTURE SUPPLEMENT

                           Dated as of August 22, 2003





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I CREATION OF THE SERIES 2003-3 NOTES..................................1

   Section 1.01 Designation....................................................1

ARTICLE II DEFINITIONS.........................................................2

   Section 2.01 Definitions....................................................2

ARTICLE III SERVICING FEE.....................................................16

   Section 3.01 Servicing Compensation........................................16

ARTICLE IV RIGHTS OF SERIES 2003-3 NOTEHOLDERS  AND ALLOCATION
            AND APPLICATION OF COLLECTIONS....................................17

   Section 4.01 Collections and Allocations...................................17

   Section 4.02 Determination of Monthly Interest.............................19

   Section 4.03 Determination of Monthly Principal............................20

   Section 4.04 Application of Available Funds on Deposit in the Collection
                 Account......................................................20

   Section 4.05 Investor Charge-offs..........................................23

   Section 4.06 Subordinated Principal Collections............................24

   Section 4.07 Excess Finance Charge and Administrative Collections..........24

   Section 4.08 Shared Principal Collections..................................24

   Section 4.09 [Reserved]....................................................25

   Section 4.10 Principal Funding Account.....................................25

   Section 4.11 Reserve Account...............................................26

   Section 4.12 Determination of LIBOR........................................28

   Section 4.13 Investment Instructions.......................................29

   Section 4.14 Exchange of Notes for Transferor Amount.......................29

ARTICLE V DELIVERY OF SERIES 2003-3 NOTES; DISTRIBUTIONS; REPORTS TO SERIES
           2003-3 NOTEHOLDERS.................................................30

   Section 5.01 Delivery and Payment for the Series 2003-3 Notes..............30

   Section 5.02 Distributions.................................................30

   Section 5.03 Reports and Statements to Series 2003-3 Noteholders...........31

ARTICLE VI SERIES 2003-3 AMORTIZATION EVENTS..................................32

   Section 6.01 Series 2003-3 Amortization Events.............................32

ARTICLE VII REDEMPTION OF SERIES 2003-3 NOTES; SERIES FINAL MATURITY;
             FINAL DISTRIBUTIONS..............................................33

   Section 7.01 Optional Redemption of Series 2003-3 Notes....................33

   Section 7.02 Series Final Maturity.........................................33

ARTICLE VIII MISCELLANEOUS PROVISIONS.........................................35

   Section 8.01 Ratification of Indenture.....................................35

   Section 8.02 Counterparts..................................................35

   Section 8.03 Governing Law.................................................35

   Section 8.04 Transfer of the O/C Amount....................................35

   Section 8.05 Limitation of Liability.......................................35

   Section 8.06 Certain Commercial Law Representations and Warranties.........35

   Section 8.07 Tax Treatment.................................................35

EXHIBITS

EXHIBIT A-1  FORM OF CLASS A NOTE

EXHIBIT A-2  FORM OF CLASS B NOTE

EXHIBIT A-3  FORM OF CLASS C NOTE

EXHIBIT B    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE
             INDENTURE TRUSTEE

EXHIBIT C    FORM OF MONTHLY STATEMENT

EXHIBIT D    FORM OF MONTHLY SERVICER'S CERTIFICATE

          SERIES 2003-3 INDENTURE SUPPLEMENT, dated as of August 22, 2003 (the "Indenture Supplement"), between HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, a statutory trust existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and THE BANK OF NEW YORK, not in its individual capacity, but solely as the Indenture Trustee (herein, together with its successors in the trusts created under the Master Indenture referred to below, the "Indenture Trustee"), Paying Agent and the Securities Intermediary under the Amended and Restated Master Indenture, dated as of March 13, 2003 (the "Indenture") between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").

          The Transferor may direct the Issuer to issue one or more Series of Notes in accordance with Section 2.12 of the Indenture. The Transferor has tendered the notice of issuance required by subsection 2.12(b)(i) of the Indenture and has directed the Issuer to enter into this Indenture Supplement with the Indenture Trustee as required by Section 2.12 to provide for the issuance, authentication and delivery of the Class A Notes, Series 2003-3, the issuance, authentication and delivery of the Class B Notes, Series 2003-3 and the issuance, authentication and delivery of the Class C Notes, Series 2003-3 and to specify the Principal Terms thereof. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.


                                   ARTICLE I

                       CREATION OF THE SERIES 2003-3 NOTES

     Section 1.01 Designation
                  -----------
          (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Household Affinity Credit Card Master Note Trust I, Series 2003-3" or the "Series 2003-3 Notes." The Series 2003-3 Notes shall be issued in three Classes, the first of which shall be known as the "Class A Series 2003-3 Floating Rate Asset Backed Notes", the second of which shall be known as the "Class B Series 2003-3 Floating Rate Asset Backed Notes" and the third of which shall be known as the "Class C Series 2003-3 Floating Rate Asset Backed Notes". The Series 2003-3 Notes shall be due and payable on the Series 2003-3 Final Maturity Date.

          (b) Series 2003-3 shall be a Pool One Series and shall be in Principal Sharing Group One and Excess Finance Charge Sharing Group One, and shall not be in a Reallocation Group, Shared Enhancement Group or be allocated Shared Transferor Principal Collections. Series 2003-3 shall not be subordinated to any other Series. Notwithstanding any provision in the Indenture or in this Indenture Supplement to the contrary, the first Distribution Date with respect to Series 2003-3 shall be the September 2003 Distribution Date, and the first Due Period shall begin on and include August 1, 2003 and end on and include August 31, 2003.

          (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust

Agreement. Each capitalized term defined herein shall relate only to the Series 2003-3 Notes but not any other Series of Notes issued by the Issuer.

                                   ARTICLE II

                                  DEFINITIONS

     Section 2.01 Definitions
                  -----------
          (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accumulation  Period  Factor"  shall  mean,  with  respect to any Due
           ----------------------------
Period, a fraction, (a) the numerator of which is equal to the sum of (i) the initial invested amounts of all outstanding Series in Principal Sharing Group One which are not Variable Funding Series, (ii) the invested amounts of all outstanding Variable Funding Series in Principal Sharing Group One which are in the Revolving Period and (iii) the invested amounts as of the end of the Revolving Period for all outstanding Variable Funding Series in Principal Sharing Group One which are not in the Revolving Period and (b) the denominator of which is equal to the sum of (i) the Initial Invested Amount, (ii) the initial invested amounts of all outstanding Principal Sharing Group One Series (other than Series 2003-3) that have controlled accumulation periods or controlled amortization periods (the length of which may be altered in accordance with the terms of the related Indenture Supplements) and are not expected to be in their respective revolving periods as of such Due Period and
(iii) the invested amounts as of the end of the Revolving Period for all outstanding Variable Funding Series in Principal Sharing Group One which are not expected to be in their revolving periods as of such Due Period; provided, however, that this definition may be changed at any time if an Officer's
Certificate is delivered indicating that such action will not result in an Adverse Effect.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.04(e).

          "Additional  Interest"  shall mean,  with respect to any  Distribution
           --------------------
Date, the Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest for such Distribution Date.

          "Adjusted  Invested  Amount"  shall mean,  with respect to any date of
           --------------------------
determination, an amount equal to the Invested Amount minus the Principal Funding Account Balance on such date.

          "Adjusted  Pool One Principal  Balance"  shall mean an amount equal to
           -------------------------------------
the greater of (a) the sum of (i) the total amount of Principal Receivables in Pool One as of the close of business on the last day of the immediately preceding Due Period (or with respect to the first Due Period, the total amount of Principal Receivables in Pool One as of the Series 2003-3 Cut-off Date) and
(ii) the principal amount on deposit in the Special Funding Account with respect to

Pool One as of the close of business on such last day (or with respect to the first Due Period, the Series 2003-3 Cut-off Date) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables, Finance Charge and Administrative Receivables or Defaulted Amounts, as applicable, for all Pool One Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (a)(i) above shall be the sum of the amounts for each day in such Due Period computed as follows and divided by the number of days in such Due Period: (1) the aggregate amount of Principal Receivables in Pool One as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of such Due Period to but excluding the related Additional Cut-Off Date or Removal Date and (2) the aggregate amount of Principal Receivables in Pool One as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from Pool One on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of such Due Period.

          "Available  Investor  Finance Charge and  Administrative  Collections"
           --------------------------------------------------------------------
shall mean, with respect to any Due Period, an amount equal to the sum of (a) the Investor Finance Charge and Administrative Collections (other than Investor Finance Charge and Administrative Receivables allocated to Servicer Interchange with respect to such Due Period), (b) Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Investor Finance Charge and Administrative Collections pursuant to subsections 4.11(b), (d) and (f).

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Due Period, an amount equal to the sum of (a) (i) an amount equal to the Investor Percentage of all Collections of Principal Receivables received during such Due Period minus (ii) the amount of Subordinated Principal Collections with respect to such Due Period, (b) any Shared Principal Collections with respect to other Principal Sharing Group One Series (including any amounts on deposit in the Special Funding Account with respect to Pool One that are allocated to Series 2003-3 pursuant to the Agreement for application as Shared Principal Collections), (c) any Refunding Proceeds and (d) any other amounts which pursuant to Section 4.04 hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date.

          "Available  Reserve  Account  Amount" shall mean,  with respect to any
           -----------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.11(b) on such date, but before giving effect to any (i) deposit made or to be made pursuant to subsection 4.04(a)(viii) to the Reserve Account on such date, or (ii) any withdrawal made or to be made pursuant to subsection 4.11(d), (e) and (f) from the Reserve Account with respect to such date) and (b) the Required Reserve Account Amount.

          "Base Rate" shall mean, with respect to any Due Period, the sum of (a)
           ---------
the product of the weighted average of the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate for the Interest Period commencing in such Due Period

(weighted based on the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance as of the last day of the prior Due Period or, for the first Due Period, in each case of the Closing
Date) multiplied by a fraction, the numerator of which is the Note Principal Balance and the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the prior Due Period (or, in the case of the first Due Period, as of the Closing Date) and (b) a fraction, the numerator of which is the product of (i) twelve and (ii) the sum of the Monthly Servicing Fee and Servicer Interchange for such Due Period and the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the prior Due Period (or, in the case of the first Due Period, as of the Closing Date).

          "Class A  Additional  Interest"  shall have the meaning  specified  in
           -----------------------------
subsection 4.02(a).

          "Class A Interest  Shortfall"  shall  have the  meaning  specified  in
           ---------------------------
subsection 4.02(a).

          "Class A  Monthly  Interest"  shall  have  the  meaning  specified  in
           --------------------------
subsection 4.02(a).

          "Class A Note Initial Principal Balance" shall mean $903,875,000.
           --------------------------------------

          "Class A Note  Interest  Rate" shall mean a per annum rate of 0.06% in
           ----------------------------
excess of LIBOR as determined (i) on August 20, 2003, for the period from and including the Closing Date through and excluding September 15, 2003 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class A Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
an amount equal to (a) the Class A Note Initial Principal Balance minus (b) the aggregate amount of any principal payments made to the Class A Noteholders prior to such date.

          "Class A  Noteholder"  shall  mean the  Person in whose name a Class A
           -------------------
Note is registered in the Note Register.

          "Class A Notes" shall mean any one of the Notes executed by the Issuer
           -------------
and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

          "Class B  Additional  Interest"  shall have the meaning  specified  in
           -----------------------------
subsection 4.02(b).

          "Class B Interest  Shortfall"  shall  have the  meaning  specified  in
           ---------------------------
subsection 4.02(b).

          "Class B  Monthly  Interest"  shall  have  the  meaning  specified  in
           --------------------------
subsection 4.02(b).

          "Class B Note Initial Principal Balance" shall mean $59,750,000.
           -------------------------------------

          "Class B Note  Interest  Rate" shall mean a per annum rate of 0.29% in
           ----------------------------
excess of LIBOR as determined (i) on August 20, 2003, for the period from and including the Closing Date through and excluding September 15, 2003 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class B Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
the Class B Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class B Noteholders prior to such date.

          "Class B  Noteholder"  shall  mean the  Person in whose name a Class B
           -------------------
Note is registered in the Note Register.

          "Class B Notes" shall mean any one of the Notes executed by the Issuer
           -------------
and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

          "Class C  Additional  Interest"  shall have the meaning  specified  in
           -----------------------------
subsection 4.02(c).

          "Class C Interest  Shortfall"  shall  have the  meaning  specified  in
           ---------------------------
subsection 4.02(c).

          "Class C  Monthly  Interest"  shall  have  the  meaning  specified  in
           --------------------------
subsection 4.02(c).

          "Class C Note Initial Principal Balance" shall mean $36,375,000.
           --------------------------------------

          "Class C Note  Interest  Rate" shall mean a per annum rate of 0.98% in
           ----------------------------
excess of LIBOR as determined (i) on August 20, 2003, for the period from and including the Closing Date through and excluding September 15, 2003 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class C Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
an amount equal to (a) the Class C Note Initial Principal Balance minus (b) the aggregate amount of any principal payments made to the Class C Noteholders prior to such date.

          "Class C  Noteholder"  shall  mean the  Person in whose name a Class C
           -------------------
Note is registered in the Note Register.

          "Class C Notes" shall mean any one of the Notes executed by the Issuer
           -------------
and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

          "Closing Date" shall mean August 22, 2003.
           ------------

          "Controlled  Accumulation Amount" shall mean for any Distribution Date
           -------------------------------
with respect to the Controlled Accumulation Period, $83,333,333.34; provided, however, that if the Accumulation Period Length is determined to be less than 12 Due Periods pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the sum of the Class A Note Initial Principal Balance, the Class B Note Initial Principal Balance and the Class C Note

Initial  Principal  Balance and (ii) the Accumulation  Period Factor for the Due
Period  related  to  each   Distribution   Date  divided  by  (b)  the  Required
Accumulation Factor Number.

          "Controlled  Accumulation  Period" shall mean,  unless an Amortization
           --------------------------------
Event shall have occurred prior thereto, the period commencing at the close of business on July 31, 2005 or such later date as is determined in accordance with subsection 4.04(e) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Expected Principal Payment Date.

          "Controlled   Deposit   Amount"  shall  mean,   with  respect  to  any
           -----------------------------
Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the Controlled Accumulation Amount for such Distribution Date and (b) any Deficit Controlled Accumulation Amount for the prior Distribution Date.

          "Covered  Amount"  shall  mean  an  amount,   determined  as  of  each
           ---------------
Distribution Date with respect to any Interest Period during the Controlled Accumulation Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the lesser of (A) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance and (B) the Class B Note Principal Balance, in each case as of the Record Date preceding such Distribution Date and (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to such Interest Period, times (iii) the lesser of (A) the aggregate amount on deposit in the Principal Funding Account in excess of the sum of the Class A Note Principal Balance and the Class B Note Principal Balance and (B) the Class C Note Principal Balance, in each case as of the Record Date preceding such Distribution Date.

          "Deficit Controlled  Accumulation  Amount" shall mean (a) on the first
           ----------------------------------------
Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account on such subsequent Distribution Date.

          "Distribution  Date" shall mean  September  15, 2003 and the fifteenth
           ------------------
day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Early  Amortization  Period" shall mean the period  commencing on the
           ---------------------------
first day of the Due Period on which an Amortization Event with respect to Series 2003-3 is deemed to have occurred or, if the Servicer is required to make daily deposits into the Collection Account, on the day such Amortization Event is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full of the Note Principal Balance to the Series 2003-3 Noteholders and (b) the Series 2003-3 Final Maturity Date.

          "Eligible  Investments" shall mean, with respect to funds allocable to
           ---------------------
Series 2003-3 in the Collection Account, the Principal Funding Account and the Reserve Account, "Eligible Investments" as defined in the Indenture, except that
(a) all references in such definition to "rating satisfactory to the Rating Agency" shall mean ratings of not less than "F1+," "P-1" and "A-1+" (whichever is applicable), unless otherwise specified by the Rating Agency, and (b) all such investments shall have maturities at the time of the acquisition thereof occurring no later than the Distribution Date following such date of acquisition.

          "Excess Finance Charge and Administrative  Collections" shall have the
           -----------------------------------------------------
meaning specified in Section 8.08c of the Master Indenture.

          "Excess Finance Charge Sharing Group One" shall mean Series 2003-3 and
           ---------------------------------------
each other Series specified in the related indenture supplement to be included in Excess Finance Charge Sharing Group One.

          "Excess O/C Amount" shall mean, with respect to any Distribution Date,
           -----------------
the excess of the O/C Amount (before giving effect to distributions on such Distribution Date) over the Required O/C Amount as of such Distribution Date.

          "Excess  Spread"  shall  mean  with  respect  to any Due  Period,  the
           --------------
annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) Available Investor Finance Charge and Administrative Collections with respect to such Due Period, plus (ii) any Excess Finance Charge and Administrative Collections that are allocated to Series 2003-3 with respect to such Due Period, minus (iii) the amounts distributable pursuant to subsection 4.04(a)(i) through (vii) with respect to the related Distribution Date, and (b) the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the immediately preceding Due Period (or, with respect to the first Due Period, as of the Closing Date).

          "Expected   Principal   Payment  Date"  shall  mean  the  August  2006
           ------------------------------------
Distribution Date.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.07.

          "Fixed  Investor  Percentage"  shall  mean,  with  respect  to any Due
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the Adjusted Pool One Principal Balance.

          "Floating  Investor  Percentage"  shall mean,  with respect to any Due
           ------------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period, the Initial Invested Amount) and (b) the denominator of which is the Adjusted Pool One Principal Balance.

          "Initial O/C Amount" shall mean $38,961,039.
           ------------------

          "Initial Invested Amount" shall mean $1,038,961,039.
           -----------------------

          "Initial Principal Amount" shall mean $1,000,000,000.
           ------------------------

          "Interest  Period" shall mean, with respect to any Distribution  Date,
           ----------------
the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Interest Period, from and including the Closing Date) to but excluding such Distribution Date.

          "Interim Note Principal Amount" shall mean as of any Distribution Date
           -----------------------------
(with respect to clauses (a), (b), (c) and (d), before giving effect to distributions on such Distribution Date) (a) the Class A Note Principal Balance plus (b) the Class B Note Principal Balance plus (c) the Class C Note Principal Balance minus (d) the Principal Funding Account Balance, if any, minus (e) the Controlled Deposit Amount deposited pursuant to Section 4.04(c)(i) for such Distribution Date.

          "Invested  Amount"  shall mean,  as of any date of  determination,  an
           ----------------
amount equal to the Initial Principal Amount of the Series 2003-3 Notes and the Initial O/C Amount minus (a) the amount of principal previously paid to the Series 2003-3 Noteholders with respect to the Class A Notes, the Class B Notes and the Class C Notes (including the principal amount of any Notes purchased by the Transferor) and any reduction in the O/C Amount pursuant to Section 4.04(b) or (c), and (b) the amount of unreimbursed Investor Charge-offs and unreimbursed Subordinated Principal Collections.

          "Investor  Charge-off"  shall have the  meaning  specified  in Section
           --------------------
4.05.

          "Investor   Defaulted   Amount"  shall  mean,   with  respect  to  any
           -----------------------------
Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Due Period and (b) the Investor Percentage for such Due Period.

          "Investor Finance Charge and  Administrative  Collections" shall mean,
           --------------------------------------------------------
with respect to any Distribution Date, an amount equal to the product of (a) Investor Percentage for the related Due Period and (b) Collections of Finance Charge and Administrative Receivables deposited in the Collection Account for the related Due Period.

          "Investor Percentage" shall mean, for any Due Period, (a) with respect
           -------------------
to (i) Finance Charge and Administrative Receivables at any time, (ii) Principal Receivables during the Revolving Period, and (iii) Defaulted Amounts at any time, the Floating Investor Percentage and (b) with respect to Principal Receivables during any period other than the Revolving Period, the Fixed Investor Percentage.

          "LIBOR"  shall  mean,  for any LIBOR  Determination  Date,  the London
           -----
interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.

          "LIBOR  Determination  Date"  shall mean (a)  August 20,  2003 for the
           --------------------------
period from and including the Closing Date through but excluding September 15, 2003 and (b) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

          "London Business Day" shall mean any Business Day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Monthly  Interest" shall mean, with respect to any Distribution Date,
           -----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

          "Monthly Principal" shall mean the monthly principal  distributable in
           -----------------
respect of the Notes and the O/C Amount as calculated in accordance with Section 4.03.

          "Monthly  Servicing  Fee" shall mean,  for any  Distribution  Date, an
           -----------------------
amount equal to one-twelfth of the product of:

          (a) the Net Servicing Fee Rate;

          (b) the Floating Investor Percentage for the related Due Period; and

          (c) the total amount of Principal Receivables as of the close of business on the last day of the immediately preceding Due Period, excluding the principal portion of Participation Interests;

provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (c) above shall be the sum of the amounts for each day in that Due Period computed as follows and divided by the number of days in that Due Period:

          (i) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of that Due Period to but excluding the related Additional Cut-off Date or Removal Date; and

          (ii) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables, excluding the principal portion of Participation Interests, added to or removed on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of that Due Period;

provided further, that with respect to the first Distribution Date, the Monthly Servicing Fee will equal $216,451.

          "Monthly  Subordination  Amount"  shall  mean with  respect to any Due
           ------------------------------
Period an amount equal to the sum of:

          (a) the lower of (i) the excess of the amounts distributable pursuant to subsection 4.04(a)(i) over the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsection 4.04(a)(i), and (ii) (1) the product of (I) 13.00% and (II) the Initial Invested Amount minus (2) any principal payments to the O/C Holder and (3) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Due Period) and unreimbursed Subordinated Principal Collections (as of the previous Distribution Date);

          (b) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.04(a)(ii), over the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsections 4.04(a)(ii), and (ii)(1) the product of (I) 7.25% and (II) the Initial Invested Amount minus
(2) any principal payments to the O/C Holder and (3) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Due Period) and unreimbursed Subordinated Principal Collections, (including amounts allocated pursuant to clause (a) above with respect to the related Distribution Date); and

          (c) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.04(a)(iii) and 4.04(a)(iv), over the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsections 4.04(a)(iii) and (iv), and (ii)(1) the product of (I) 3.75% and (II) the Initial Invested Amount minus (2) any principal payments to the O/C Holder and (3) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Due Period) and unreimbursed Subordinated Principal Collections, (including amounts allocated pursuant to clauses (a) and (b) above with respect to the related Distribution Date).

          "Net Servicing Fee Rate" shall mean (i) so long as HFC or an Affiliate
           ----------------------
or The Bank of New York is the Servicer, 0.75% per annum and (ii) if HFC or an Affiliate or The Bank of New York is no longer the Servicer, 2.00% per annum.

          "Note Principal Balance" shall mean, at any time of determination, the
           ----------------------
sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

          "O/C Amount" shall mean,  with respect to any date, an amount equal to
           ----------
(a) the Invested Amount minus (b) the Note Principal Balance.

          "O/C  Holder"  shall  mean  initially   Household   Affinity   Funding
           -----------
Corporation III, a Delaware corporation, as initial holder of the Transferor Certificate.

          "Pool One" shall mean the pool of Receivables  related to the Accounts
           --------
designated as "Pool One Accounts" by the Issuer to the Indenture Trustee. Initially, the Issuer has designated all Accounts as "Pool One Accounts".

          "Pool One Series" shall mean Series 2003-3 and each other Series which
           ---------------
is designated as a Pool One Series in the related Indenture Supplement.

          "Principal  Funding  Account"  shall  have the  meaning  set  forth in
           ---------------------------
subsection 4.10(a).

          "Principal  Funding  Account  Balance" shall mean, with respect to any
           ------------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal  Funding  Investment  Proceeds" shall mean, with respect to
           ----------------------------------------
each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

          "Principal  Sharing Group One" shall mean Series 2003-3 and each other
           ----------------------------
Series specified in the related Indenture Supplement to be included in Principal Sharing Group One.

          "Rating  Agency"  shall  mean each of Fitch,  Moody's  and  Standard &
           --------------
Poor's.

          "Reassignment  Amount"  shall mean,  with respect to any  Distribution
           --------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Note Principal Balance and the O/C Amount on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2003-3 Noteholders, plus (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2003-3 Noteholders on a prior Distribution Date.

          "Reference  Banks" shall mean four major banks in the London interbank
           ----------------
market selected by the Servicer.

          "Refunding Proceeds" shall mean with respect to any Distribution Date,
           ------------------
any proceeds of the issuance of a new Series of Notes remitted by the Transferor, with the prior written consent of the Indenture Trustee at least one Business Day prior to such Distribution Date for deposit into the Collection Account and application as Available Investor Principal Collections.

          "Required  Accumulation  Factor  Number" shall be equal to a fraction,
           --------------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate (calculated based upon Collections of Principal Receivables for any Due Period, over the amount of Principal Receivables on the first day of such Due Period) on the Accounts for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

          "Required O/C Amount" shall mean, as of the Closing Date,  the Initial
           -------------------
O/C Amount and, as of any Distribution Date thereafter, an amount equal to the product of (a) the Initial O/C Amount divided by the Initial Principal Amount and (b) the Interim Note Principal Amount for such Distribution Date, but not less than 3.00% of the Initial Invested Amount; provided that (a) if an Amortization Event has occurred, the Required O/C Amount for any Distribution Date shall equal the amount of such requirement immediately preceding such Amortization Event, (b) in no event shall the Required O/C Amount exceed the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance on any such date, (c) the Required O/C Amount may be reduced at any time to a lesser amount if (i) the Rating Agency Condition is satisfied and (ii) an Officer's Certificate of the Transferor has been delivered to the effect that in the reasonable belief of the Transferor, such reduction will not result in an Adverse Effect and (d) the Transferor, in its sole discretion may increase the Required O/C Amount at any time.

          "Required  Reserve  Account  Amount"  shall mean,  with respect to any
           ----------------------------------
Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Class A Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee an Officer's Certificate indicating that such designation will not result in an Adverse Effect.

          "Required  Transferor  Amount" shall have the meaning specified in the
           ----------------------------
Indenture.

          "Required Transferor  Percentage" shall mean with respect to Pool One,
           -------------------------------
(a) initially 7% or (b) any other percentage designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not have an Adverse Effect.

          "Reserve  Account"  shall have the  meaning  specified  in  subsection
           ----------------
4.11(a).

          "Reserve  Account Funding Date" shall mean (a) the third  Distribution
           -----------------------------
Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 4% or greater,
(b) the fourth Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 3% or greater, but less than 4%, (c) the sixth
Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 2% or greater, but less than 3% and (d) the twelfth Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is less than

2%. For purposes of this definition, Excess Spread shall be determined for each month beginning 15 months prior to the scheduled commencement of the Controlled Accumulation Period.

          "Reserve  Account  Surplus"  shall mean, as of any  Distribution  Date
           -------------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve  Draw Amount" shall mean,  with respect to each  Distribution
           --------------------
Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

          "Revolving Period" shall mean the period beginning on the Closing Date
           ----------------
and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period or the Early Amortization Period commences.

          "Series 2003-3" shall mean the Series of Notes for which the terms are
           -------------
specified in this Indenture Supplement.

          "Series  2003-3  Accounts"  shall  mean the  Reserve  Account  and the
           ------------------------
Principal Funding Account.

          "Series 2003-3 Amortization Event" shall have the meaning specified in
           --------------------------------
Section 6.01.

          "Series  2003-3 Cut-off Date" shall mean the close of business on July
           ---------------------------
31, 2003.

          "Series  2003-3 Final  Maturity Date" shall mean the earliest to occur
           -----------------------------------
of (a) the August 2008 Distribution Date, (b) the Distribution Date on which the Notes are paid in full, (c) the termination of the Trust pursuant to Section
11.01 of the Indenture and (d) at the option of the Transferor, the day on which the right of all Series of Notes to receive payments from the Trust has terminated.

          "Series  2003-3  Note" shall mean a Class A Note,  a Class B Note or a
           --------------------
Class C Note.

          "Series 2003-3 Noteholder" shall mean a Class A Noteholder,  a Class B
           ------------------------
Noteholder or a Class C Noteholder.

          "Series 2003-3 Principal  Shortfall" shall have the meaning  specified
           ----------------------------------
in Section 4.08.

          "Series Adjusted  Invested Amount" shall mean, with respect to any Due
           --------------------------------
Period:

          (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Due Period (or, with respect to the first Due Period, as of the Closing Date);

          (b) during the Controlled Accumulation Period, the amount specified in clause (a) above as of the close of business on the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter; provided, however, that on any date, at the option of the Transferor (the exercise of such option to be evidenced by written instructions from the Transferor to the Servicer and the Indenture Trustee) and upon ten days written notice to the Rating Agency, such amount may be reduced below the amount specified for the previous Due Period to an amount not less than the greater of (i) the Adjusted Invested Amount as of the last day of the immediately preceding Due Period (less any amounts deposited into the Principal Funding Account since the last day of the immediately preceding Due Period) and (ii) an amount that, if used as the numerator of the Fixed Investor Percentage for the remainder of the Controlled Accumulation Period, would assure that Available Investor Principal Collections for this Series plus the product of the aggregate amount of the Shared Principal Collections during each Due Period multiplied by a fraction the numerator of which is the Invested Amount of this Series and the denominator of which is the aggregate invested amount of all Series not scheduled to be in their revolving period during such Due Period would equal at least 125% of the applicable Controlled Accumulation Amount for such Due Period for so long as the Invested Amount is greater than zero, assuming for this purpose that (A) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Due Period, (B) the total amount of Principal Receivables theretofore conveyed to and in the Trust (and the Special Funding Amount) remains constant at the level existing on the date of such reduction,
(C) no amortization event with respect to any Series will subsequently occur and
(D) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued; and

          (c) during any Early Amortization Period, the Invested Amount as of the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter or, if less, the amount last determined pursuant to clause (b) above during the Controlled Accumulation Period.

          "Series  Portfolio  Yield" shall mean, with respect to any Due Period,
           ------------------------
the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Available Investor Finance Charge and Administrative Collections, (ii) Servicer Interchange and (iii) any Excess Finance Charge and Administrative Collections that are allocated to Series 2003-3 with respect to such Due Period, such sum to be calculated after subtracting the Investor Defaulted Amount for such Due Period, and (b) the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the immediately preceding Due Period (or, with respect to the first Due Period, as of the Closing Date).

          "Servicer  Interchange"  shall  mean,  for  any Due  Period,  Investor
           ---------------------
Finance Charge and Administrative Receivables that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (a) the Floating Investor Percentage for such Due Period, (b) the Servicer Interchange Fee Rate and (c) the total amount of Principal Receivables as of the close of business on the last day of the immediately preceding Due Period, excluding the principal portion of Participation Interests;

provided further, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (c) above shall be the sum of the amounts for each day in that Due Period computed as follows and divided by the number of days in that Due Period:

          (i) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of that Due Period to but excluding the related Additional Cut-off Date or Removal Date; and

          (ii) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables, excluding the principal portion of Participation Interests, added to or removed on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of that Due Period;

provided further, however, that with respect to the first Distribution Date, Servicer Interchange shall not exceed $360,751.

          "Servicer  Interchange  Fee Rate"  shall mean (i) so long as HFC or an
           -------------------------------
Affiliate or The Bank of New York is the Servicer, 1.25% per annum and (ii) if HFC or an Affiliate or The Bank of New York is no longer the Servicer, 0% per annum.

          "Servicing  Fee Rate" shall mean the sum of the  Servicer  Interchange
           -------------------
Fee Rate and the Net Servicing Fee Rate.

          "Subordinated  Principal  Collections"  shall mean with respect to any
           ------------------------------------
Due Period,  Available Investor Principal Collections applied in accordance with
Section 4.06.

          "Telerate  Page  3750"  shall  mean  the  display  page  currently  so
           --------------------
designated on the Moneyline Telerate Services Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

          "Variable  Funding Series" shall mean any Series,  the invested amount
           ------------------------
of which may be increased or decreased subject to the satisfaction of certain conditions specified in the Indenture Supplement related to such Series.

          Each capitalized term defined herein shall relate to the Series 2003-3 Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

          The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                  ARTICLE III

                                 SERVICING FEE

     Section 3.01 Servicing Compensation.
                  ----------------------
          (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 2003-3 Noteholders with respect to any Distribution Date shall equal the sum of the Monthly Servicing Fee and Servicer Interchange for the related Due Period. On each Distribution Date, but only if HFC or an Affiliate or The Bank of New York is the Servicer, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee with respect to such Due Period. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account, a portion of the Servicing Fee with respect to such Due Period will not be paid to the extent of such insufficiency of Servicer Interchange. The portion of the Servicing Fee that is not allocable to the Series 2003-3 Noteholders or paid from Servicer Interchange shall be paid by the holder of the Transferor Certificate or the noteholders of other Series (as provided in the related Indenture Supplements), and in no event shall the Trust, the Owner Trustee, the Indenture Trustee or the Series 2003-3 Noteholders be liable for the share of the Servicing Fee to be paid by the holder of the Transferor Certificate or the noteholders of any other Series.

          (b) Interchange. Not later than 1:00 p.m., New York City time, on each Transfer Date, the Servicer shall notify the Transferor, the Owner Trustee and the Indenture Trustee of the amount of Interchange to be included as Collections of Finance Charge and Administrative Receivables. On each Distribution Date, the Transferor shall cause to be deposited into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge and Administrative Receivables allocable to Series 2003-3 with respect to the preceding Due Period and such Interchange shall be treated as a portion of Collections of Finance Charge and Administrative Receivables allocable to Series 2003-3 for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement. Notwithstanding the above, if the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate stating that the Transferor reasonably believes that such action will not have an Adverse Effect, the Transferor may, in lieu of causing the deposit of Interchange into the Collection Account as set forth above, designate Discount Option Receivables pursuant to Section 2.12 of the Transfer and Servicing Agreement in an amount approximately equal to the then current Interchange with respect to the Accounts.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                       RIGHTS OF SERIES 2003-3 NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.01 Collections and Allocations.
                  ---------------------------

          (a)  Allocations.  Collections  of Finance  Charge and  Administrative
               -----------
Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2003-3 pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

          (b) Payments to the  Transferor.  The Servicer  shall on Deposit Dates
              ---------------------------
direct the Indenture Trustee to withdraw from the Collection Account and pay to the Transferor the following amounts:

                    (i) an amount equal to the Transferor Percentage for the related Due Period of Collections of Finance Charge and Administrative Receivables to the extent that such amount is then on deposit in the Collection Account; and

                    (ii) (A) if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero, an amount equal to the Transferor Percentage for the related Due Period of Collections of Principal Receivables that are then on deposit in the Collection Account, and

                              (B) if the  Transferor  Amount  (determined  after
                    giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) does not exceed zero, the amount set forth in clause (A) shall be deposited into the Special Funding Account.

          The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Indenture.

          (c)  Allocations  to the  Series  2003-3  Noteholders  and to the  O/C
               -----------------------------------------------------------------
Holder.  The Servicer shall, prior to the close of business on any Deposit Date,
------
allocate to the Series 2003-3 Noteholders and to the O/C Holder the following amounts as set forth below:

                    (i)    Allocations   of   Investor    Finance   Charge   and
                           -----------------------------------------------------
          Administrative Collections.  The Servicer shall allocate to the Series
          --------------------------
          2003-3 Noteholders and to the O/C Holder and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account on such Deposit Date.

                    (ii)  Allocations  of  Principal  Collections.  The Servicer
                          ---------------------------------------
          shall allocate to the Series 2003-3 Noteholders and to the O/C Holder the following amounts as set forth below:

                              (A)  Allocations   During  the  Revolving  Period.
                                   --------------------------------------------
                    During the Revolving Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2003-3 Noteholders and retained in the Collection Account until applied as provided herein.

                              (B) Allocations During the Controlled Accumulation
                                  ----------------------------------------------
                    Period. During the Controlled  Accumulation Period an amount
                    ------
                    equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2003-3 Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if such Collections with respect to such Due Period exceed the Controlled Deposit Amount for the related Distribution Date then such excess shall be first, retained in the Collection Account for application to reduce the O/C Amount to the Required O/C Amount, second, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Principal Sharing Group One on the related Distribution Date, and third paid to the holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

                              (C)  Allocations  During  the  Early  Amortization
                                   ---------------------------------------------
                    Period.  During  the Early  Amortization  Period,  an amount
                    ------
                    equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2003-3 Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2003-3 Noteholders, the excess over such amount shall be first, retained in the Collection Account for application to reduce the O/C Amount to the Required O/C Amount, second, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third paid to the holders of the Transferor Certificates only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

     Section 4.02 Determination of Monthly Interest.
                  ---------------------------------

          (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Due Period (or, with respect to the first Interest Period, as of the Closing Date).

          On each Determination Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds expected to be paid with respect to such Class A Monthly Interest on the related Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Due Period (or, with respect to the first Interest Period, as of the Closing Date).

          On each Determination Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds expected to be paid with respect to such Class B Monthly Interest on the related Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class

B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Due Period (or, with respect to the first Interest Period, as of the Closing Date).

          On each Determination Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (x) the Class C Monthly Interest for such Distribution Date over (y) the aggregate amount of funds expected to be paid with respect to such Class C Monthly Interest on the related Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

     Section 4.03 Determination of Monthly Principal.
                  ----------------------------------

          The amount of monthly principal allocated and made available from the Collection Account with respect to the Notes and the O/C Amount on each Distribution Date (the "Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (a) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) for each Distribution Date with respect to the Controlled Accumulation Period, the sum of the Controlled Deposit Amount for such Distribution Date and the Excess O/C Amount for the related Due Period and (c) the Adjusted Invested Amount for such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06).

     Section 4.04  Application  of Available  Funds on Deposit in the Collection
                   -------------------------------------------------------------
Account.The  Servicer shall apply, or shall cause the Indenture Trustee to apply
------
by written instruction to the Indenture Trustee, on each Distribution Date, Excess Finance Charge and Administrative Collections allocable to Series 2003-3 in accordance with Section 4.07 and Available Investor Finance Charge and Administrative Collections and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocable to Series 2003-3 in accordance with
Section 4.07 with respect to such Distribution Date will be distributed or deposited in the following priority:

                    (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest, or portion thereof, previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest, or portion thereof, previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

                    (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest, or portion thereof, previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on the applicable Distribution Date;

                    (iii) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest, or portion thereof, previously due but not distributed to Class C Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class C Noteholders on the applicable Distribution Date;

                    (iv) an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee, or portion thereof, previously due but not distributed to such Servicer on a prior Distribution Date, shall be distributed to such Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture);

                    (v) an amount equal to the Investor Defaulted Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                    (vi) an amount equal to the sum of the aggregate amount of Investor Charge-offs and the amount of Subordinated Principal Collections which have not been previously reimbursed shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                    (vii) upon the occurrence of an Event of Default with respect to Series 2003-3 and acceleration of the maturity of the Series 2003-3 Notes pursuant to Section 5.03 of the Indenture, the balance, if any, up to the outstanding Note Principal Balance shall be treated as a portion of Available Investor Principal Collections for such Distribution Date for distribution to the Series 2003-3 Noteholders;

                    (viii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

                    (ix) the balance, if any, will constitute a portion of Excess Finance Charge and Administrative Collections for such Distribution Date and will be available for allocation to other Series in Excess Finance Charge Sharing Group One or to the Transferor, as set forth in Section 8.08c of the Indenture.

          (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be distributed in the following order of priority:

                    (i) an amount equal to the excess, if any, of the O/C Amount over the Required O/C Amount shall be paid to the Transferor, for reduction of the O/C Amount, to the extent that the Transferor Amount exceeds zero; and

                    (ii) the balance of such Available Investor Principal Collections shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with
          Section 8.05 of the Indenture.

          (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be distributed or deposited in the following order of priority:

                    (i) during the Controlled Accumulation Period and prior to the payment in full of the Class A Notes, the Class B Notes, the Class C Notes and the O/C Amount an amount equal to the Monthly Principal for such Distribution Date shall be first, deposited into the Principal Funding Account in an amount not to exceed the Controlled Deposit Amount and second, an amount not to exceed the Excess O/C Amount shall be distributed to the O/C Holder for reduction of the O/C Amount;

                    (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

                    (iii) after giving effect to the distribution referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

                    (iv) after giving effect to the distribution referred to in clauses (ii) and (iii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full;

                    (v) after the Class C Note Principal Balance has been reduced to zero, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the O/C Holder, for reduction of the O/C Amount, on such Distribution Date and on each subsequent Distribution Date until the O/C Amount has been paid in full; and

                    (vi) the balance of such Available Investor Principal Collections shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with
          Section 8.05 of the Indenture.

          (d) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment first, to the Class A Noteholders up to the Class A Note Principal Balance, second, to the Class B Noteholders up to the Class B Note Principal Balance and third, to the Class C Noteholders up to the Class C Note Principal Balance, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i).

          (e) The Controlled Accumulation Period is scheduled to commence on August 1, 2005; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 Due Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the Due Period that is the number of whole Due Periods prior to the Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Due Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date beginning in July 2005, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole Due Periods such that the sum of the Accumulation Period Factors for each Due Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Due Period; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if an Officer's Certificate is delivered indicating that such action will not result in an Adverse Effect.

     Section 4.05 Investor  Charge-offs.On each Determination Date, the Servicer
                  ---------------------
shall calculate the Investor Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Defaulted Amount for such Distribution Date exceeds the amount available therefor pursuant to
Section 4.04(a)(v) with respect to such Due Period, the Invested Amount will be reduced by the amount of such excess, but not by more than the Investor Defaulted Amount for such Distribution Date (such reduction, an "Investor Charge-off").

     Section 4.06 Subordinated Principal  Collections.On each Distribution Date,
                  -----------------------------------
the Servicer shall apply, or shall cause the Indenture Trustee to withdraw from the Collection Account and apply, Subordinated Principal Collections with respect to such Distribution Date, in an amount equal to the lesser of the (a) Investor Percentage of all Collections of Principal Receivables received during the preceding Due Period and (b) the Monthly Subordination Amount for the preceding Due Period in accordance with the priority set forth in clauses (i) through (iv) of Section 4.04(a). On each Distribution Date, the Invested Amount shall be reduced by the amount of Subordinated Principal Collections for such Distribution Date.

     Section 4.07 Excess Finance Charge and  Administrative  Collections.Subject
                  ------------------------------------------------------
to Section 8.08C of the Indenture, Excess Finance Charge and Administrative Collections with respect to the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for any Distribution Date will be allocated to Series 2003-3 in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge and Administrative Collections with respect to all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date and (b) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2003-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2003-3 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (viii) on such Distribution Date over (b) the Available Investor Finance Charge and Administrative Collections with respect to the Due Period related to such Distribution Date.

     Section 4.08 Shared  Principal  Collections.Subject  to Section 8.05 of the
                  ------------------------------
Indenture, Shared Principal Collections with respect to the Series in Principal Sharing Group One for any Distribution Date will be allocated to Series 2003-3 in an amount equal to the product of (a) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Principal Sharing Group One for such Distribution Date and (b) a fraction, the numerator of which is the Series 2003-3 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Principal Sharing Group One for such Distribution Date. The "Series 2003-3 Principal Shortfall" will be equal to
(a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such Distribution Date and the Excess O/C Amount with respect to the Due Period related to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Investor Principal Collections for the Due Period related to such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.09 [Reserved].
                   --------

     Section 4.10 Principal Funding Account.
                  -------------------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee, in the name of the Indenture Trustee, for the benefit of the Series 2003-3 Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-3 Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2003-3 Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, (or such longer period as to which the Rating Agency has consented) establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

          (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                    (i)  hold  each   Eligible   Investment   that   constitutes
          investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that
          (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee,
          (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                    (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before two Business Days prior to such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

          Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

     Section 4.11 Reserve Account.
                  ---------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Indenture Trustee, for the benefit of the Series 2003-3 Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-3 Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2003-3 Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as to which the Rating Agency has consented), establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve
Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding
Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(viii).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                    (i)  hold  each   Eligible   Investment   that   constitutes
          investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that
          (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee,
          (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                    (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount, and the balance, if any, shall be deposited into the Collection Account and included in Available Investor Finance Charge and Administrative Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.04(a)(viii) with respect to such Distribution Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account and pay to the Owner Trustee for distribution in accordance with the Trust Agreement an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Distribution Date relating to the Early Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2003-3 Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay first, to the O/C Holder for reduction of the O/C Amount until reduced to zero and second, to the Transferor, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement; provided, however, that following the occurrence of an Event of Default with respect to Series 2003-3 and acceleration of the maturity of the Series 2003-3 Notes pursuant to Section
5.03 of the Indenture, the Servicer shall withdraw from the Reserve Account all amounts on deposit therein and the Indenture Trustee or the Servicer shall deposit such amounts in the Collection Account for distribution to the Series 2003-3 Noteholders in accordance with Section 5.02 to fund any shortfalls in amounts owed to such Series 2003-3 Noteholders.

     Section 4.12 Determination of LIBOR.
                  ----------------------

          (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its Corporate Trust Office or such other address and telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2003-3 Noteholder from time to time.

          (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile or electronic transmission, notification of LIBOR for the following Interest Period. On the August 2003 LIBOR Determination Date, such notification set LIBOR as 1.11%.

     Section 4.13 Investment  Instructions.Any  investment instructions required
                  ------------------------
to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 10:30 a.m. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 10:30 a.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 10:30 a.m. (New York City time) on the day such investment is requested to be made.

     Section 4.14  Exchange of Notes for  Transferor  Amount.If  the  Transferor
                   -----------------------------------------
purchases Series 2003-3 Notes from Series 2003-3 Noteholders, the Transferor may, on any Distribution Date (after giving effect to all required allocations and payments on such Distribution Date), cancel such purchased Series 2003-3 Notes by delivering a written request to the Indenture Trustee to do so; provided, however, that the Transferor may only cancel Class A, Class B and Class C Notes it has purchased if the Rating Agency Condition has been satisfied and a credit enhancement deficiency will not result. The Transferor may in connection with such cancellation reduce a portion of the O/C Amount and may (but shall not be required to) cancel such portion of the O/C Amount, provided that the reduction in the O/C Amount resulting from such cancellation may not result in the O/C Amount being less than the Required O/C Amount. As a result of any cancellation of Series 2003-3 Notes pursuant to this Section, (a) the Invested Amount shall be reduced by (i) the aggregate principal amount of such purchased Series 2003-3 Notes and (ii) the reduction in the O/C Amount and (b) the Transferor Amount shall be increased in an amount equal to such reduction in the Invested Amount.

                                    ARTICLE V
                        DELIVERY OF SERIES 2003-3 NOTES;
               DISTRIBUTIONS; REPORTS TO SERIES 2003-3 NOTEHOLDERS

     Section 5.01 Delivery and Payment for the Series 2003-3 Notes.With  respect
                  ------------------------------------------------
to the Series 2003-3 Notes which are in certificated form, the Issuer shall execute and the Indenture Trustee shall authenticate the Series 2003-3 Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver those Series 2003-3 Notes to or upon the order of the Trust when so authenticated.

     Section 5.02 Distributions.
                  -------------

          (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

          (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

          (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

          (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

          (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

          (g) On each Distribution Date, the Paying Agent shall distribute to the O/C Holder, in immediately available funds, the amounts held by the Paying Agent that are allocated and available on such Distribution Date to reduce the O/C Amount pursuant to this Indenture Supplement.

          (h) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

          (i) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2003-3 Noteholders hereunder shall be made by (i) check mailed to each Series 2003-3 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-3 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-3 Note or the making of any notation thereon.

     Section 5.03 Reports and Statements to Series 2003-3 Noteholders.
                  ---------------------------------------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall, provided the Servicer has delivered a statement substantially in the form of Exhibit C, forward to each Series 2003-3 Noteholder such statement substantially in the form of Exhibit C prepared by the Servicer.

          (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit C and Exhibit D, from time to time.

          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2003-3 Noteholder by a request in writing to the Servicer.

          (d) On or before January 31 of each calendar year, beginning with calendar year 2004, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2003-3 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2003-3 Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

          (e) On or before March 31 of each calendar year, beginning with calendar year 2004, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2003-3 Noteholder copies of each certificate and report furnished to the Indenture Trustee pursuant to Section 3.05 or 3.06 of the Transfer and Servicing Agreement.

                                   ARTICLE VI
                        SERIES 2003-3 AMORTIZATION EVENTS

     Section 6.01 Series 2003-3 Amortization  Events.If any one of the following
                  ----------------------------------
events shall occur with respect to Series 2003-3:

          (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has an Adverse Effect on the Series 2003-3 Noteholders and which continues unremedied and continues to materially and adversely affect the interests of the Series 2003-3 Noteholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2003-3 Notes;

          (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2003-3 Notes and as a result of which an Adverse Effect occurs with respect to the Series 2003-3 Noteholders and such Adverse Effect continues for the designated period; provided, however, that a Series 2003-3 Amortization Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

          (c) a failure by the Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement;

          (d) any Servicer Default shall occur which has an Adverse Effect on the Series 2003-3 Noteholders;

          (e) the average Series Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average of the Base Rates for such period;

          (f) the Class A Note Principal Balance, the Class B Note Principal Balance or the Class C Note Principal Balance shall not be paid in full on the Expected Principal Payment Date; or

          (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2003-3 and an acceleration of the maturity of the Series 2003-3 Notes pursuant to Section 5.03 of the Indenture;

then, in the case of any event described in subparagraph (a), (b) or (d) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2003-3 Notes evidencing more than 50% of the aggregate Outstanding Amount of Series 2003-3 Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2003-3 Noteholders) may declare that an amortization event (a "Series 2003-3 Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f), or (h), a Series 2003-3 Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2003-3 Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII
                       REDEMPTION OF SERIES 2003-3 NOTES;
                   SERIES FINAL MATURITY; FINAL DISTRIBUTIONS

     Section 7.01 Optional Redemption of Series 2003-3 Notes.
                  ------------------------------------------

          (a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the sum of the Class A Note Initial Principal Balance, the Class B Note Initial Principal Balance and the Class C Note Initial Principal Balance the Servicer shall have the option to require the Transferor to redeem the Series 2003-3 Notes and the O/C Amount, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (b) The Servicer shall give the Transferor and the Indenture Trustee at least 30 days prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than 1:00 p.m., New York City time, on such day the Transferor shall deposit into the Principal Funding Account in immediately available funds the excess of the Reassignment Amount (less the O/C Amount) over the amount, if any, on deposit in the Principal Funding Account. The remaining Reassignment Amount shall be distributed to the O/C Holder for reduction of the O/C Amount. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Principal Funding Account and such distribution to the O/C Holder in accordance with the foregoing, the Invested Amount for Series 2003-3 shall be reduced to zero and the Series 2003-3 Noteholders shall have no further interest in or claim against the Trust. The Reassignment Amount shall be distributed as set forth in subsection 7.02(a).

     Section 7.02 Series Final Maturity.
                  ---------------------

          (a) The amount to be paid by the Transferor with respect to Series 2003-3 in connection with (i) a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement or (ii) an Optional Redemption of the Notes pursuant to Section 7.01, shall be the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Transfer and Servicing Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 herein or Section 2.06 of the Transfer and Servicing Agreement or the proceeds from any Foreclosure Remedy pursuant to
Section 5.05 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 1:00 p.m. New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date, including, without limitation, payments to be made to the Indenture Trustee pursuant to Section 5.05 of the Indenture) in immediately available funds:

                    (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders;

                    (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders;

                    (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders; and

                    (iv) the O/C Amount on such Distribution Date will be distributed to the Paying Agent for payment to the O/C Holder.

          (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.02(a) for payment to the Series 2003-3 Noteholders shall be deemed distributed in full to the Series 2003-3 Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     Section 8.01  Ratification of  Indenture.As  supplemented by this Indenture
                   --------------------------
Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

     Section 8.02 Counterparts.This  Indenture Supplement may be executed in two
                  ------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 8.03 Governing Law.THIS INDENTURE  SUPPLEMENT SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section  8.04  Transfer of the O/C  Amount.Notwithstanding  anything to the
                    ---------------------------
contrary in this Indenture Supplement, no interest in the O/C Amount may be directly or indirectly sold, assigned, pledged, hypothecated, exchanged, participated or otherwise transferred (other than in connection with the transfer upon initial issuance to the Indenture Trustee as security for the Series 2003-3 Notes) except to a Person who is a "United States person" for United States federal income tax purposes and only upon the prior delivery of a Tax Opinion to the Indenture Trustee, and any such transfer in violation of these requirements shall be null and void ab initio.

     Section 8.05 Limitation of Liability.  Notwithstanding  any other provision
                  -----------------------
herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such and in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     Section 8.06  Certain Commercial Law Representations and Warranties.
                   -----------------------------------------------------

     The Issuer hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Indenture Supplement. Such representations and warranties speak of the date that a security interest in the Receivables is granted to the Indenture Trustee but shall not be waived by any of the parties to this Indenture Supplement unless each Rating Agency shall have notified the Transferor, the Administrator, the Owner Trustee and the Indenture Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

     (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee in the Receivables described in Section 2.01 of the Agreement or in Section 3(a) of any Assignment, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer.

     (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

     (c) At the time of its grant of any security interest in the Receivables pursuant to the Agreement or an Assignment, the Issuer owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

     (d) The Issuer has caused or will have caused, within ten (10) days of the initial execution of the Agreement and each Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee pursuant to the Agreement or such Assignment.

     (e) Other than the security interest granted to the Indenture Trustee pursuant to the Agreement or an Assignment, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Agreement or an Assignment or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

     Section 8.07 Tax  Treatment.  Notwithstanding  any other express or implied
                  --------------
agreement to the contrary, each of the Issuer and the Series 2003-3 Noteholders are hereby deemed to agree that they and any recipient of the Prospectus Supplement dated August 14, 2003 and the Prospectus dated August 7, 2003, each relating to the Series 2003-3 Notes (or their employees, representatives, or other agents), may disclose to any and all persons, without limitation of any kind, the Tax Treatment and Tax Structure of any transaction relating to the Issuer or the Series 2003-3 Notes and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such Tax Treatment and Tax Structure. For purposes of this Section 8.07, "Tax Treatment" refers to the purported or claimed treatment of the Issuer and the Series 2003-3 Notes under the Internal Revenue Code, and "Tax Structure" refers to any fact that may be relevant to understanding such Tax Treatment. It is hereby confirmed that each of the foregoing have been deemed to so agree since the commencement of discussions regarding the Series 2003-3 Notes.




                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                             HOUSEHOLD AFFINITY CREDIT CARD
                                             MASTER NOTE TRUST I


                                             By: WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity,
                                                 but solely as Owner Trustee


                                             By:  /s/ Rosemary Pantano
                                                --------------------------------
                                                Name:  Rosemary Pantano
                                                Title: Assistant Vice President




                                             THE BANK OF NEW YORK,
                                             not in its individual capacity, but
                                             solely as Indenture Trustee, Paying
                                             Agent and Securities Intermediary


                                             By:  /s/Jonathon Farber
                                                --------------------------------
                                                Name:  Jonathon Farber
                                                Title: Assistant Treasurer

                                                                     EXHIBIT A-1
                                                                     -----------

REGISTERED                                                           $__________

No. R-___                                                   CUSIP NO. __________


     Unless this Class A Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Affinity Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

          FORM OF CLASS A SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

     Household Affinity Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of February 14, 2003, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $903,875,000, on the Series 2003-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.


                                     A-1-1

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.



                                             HOUSEHOLD AFFINITY CREDIT CARD
                                             MASTER NOTE TRUST I,
                                             Issuer


                                             By:  WILMINGTON TRUST COMPANY, not
                                                  in its individual capacity but
                                                  solely as Owner Trustee



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



Dated:  [o]


                                     A-1-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK,
                                             as Indenture Trustee


                                             By:
                                                --------------------------------
                                                       Authorized Signatory


                                     A-1-3

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

              CLASS A SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


          This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Affinity Credit Card Master Note Trust I, Series 2003-3 (the "Notes"), issued under an Amended and Restated Master Indenture, dated as of March 13, 2003 (the "Master Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), paying agent and securities intermediary, as supplemented by the Indenture Supplement, dated as of August 22, 2003 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class A Note Initial Principal Balance is $903,875,000. The Class A Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

          Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2003-3 Noteholders shall be made by (i) check mailed to each Series 2003-3 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-3 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-3 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2003-3 Noteholders in accordance with the Indenture.


                                       A-1-4

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-3 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-3 Notes, the Transferor shall have the option to redeem the Series 2003-3 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class A Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Receivables Acquisition Company II, Household Affinity Funding Corporation II, Household
Bank (SB), National Association or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto
                -----------------------------------
                   (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                          ______________________1/
                                                                   -

                                             Signature Guaranteed:

                                             ----------------------

-----------
1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------

REGISTERED                                                            $_________

No. R-__                                                    CUSIP NO. __________

     Unless this Class B Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Affinity Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

          FORM OF CLASS B SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

     Household Affinity Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of February 14, 2003, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $59,750,000, on the Series 2003-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                     A-2-1

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.


                                             HOUSEHOLD AFFINITY CREDIT CARD
                                             MASTER NOTE TRUST I,
                                             Issuer


                                             By: WILMINGTON TRUST COMPANY, not
                                                 in its individual capacity but
                                                 solely as Owner Trustee of the
                                                 Trust



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



Dated:  [o]


                                     A-3-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK,
                                             as Indenture Trustee


                                             By:
                                                --------------------------------
                                                     Authorized Signatory



                                     A-3-3

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

              CLASS B SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


          This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Affinity Credit Card Master Note Trust I, Series 2003-3 the "Notes"), issued under an Amended and Restated Master Indenture, dated as of March 13, 2003 (the "Master Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement, dated as of August 22, 2003 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class B Note Initial Principal Balance is $59,750,000. The Class B Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

          Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2003-3 Noteholders shall be made by (i) check mailed to each Series 2003-3 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-3 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-3 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2003-3 Noteholders in accordance with the Indenture.


                                       A-3-4

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-3 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-3 Notes, the Transferor shall have the option to redeem the Series 2003-3 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class B Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Receivables Acquisition Company II, Household Affinity Funding Corporation II, Household
Bank (SB), National Association or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-3-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto
                -----------------------------------
                   (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                          ______________________2/
                                                                   -

                                             Signature Guaranteed:

                                             ----------------------

-----------
2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-3-6

                                                                     EXHIBIT A-3
                                                                     -----------

REGISTERED                                                            $_________

No. R-__                                                    CUSIP NO. __________

     Unless this Class C Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Affinity Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

          FORM OF CLASS C SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

     Household Affinity Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of February 14, 2003, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $36,375,000, on the Series 2003-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.


                                     A-3-1

          IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.


                                             HOUSEHOLD AFFINITY CREDIT CARD
                                             MASTER NOTE TRUST I,
                                             Issuer


                                             By: WILMINGTON TRUST COMPANY, not
                                                 in its individual capacity but
                                                 solely as Owner Trustee of the
                                                 Trust



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



Dated:  [o]


                                     A-3-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class C Notes described in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK,
                                             as Indenture Trustee


                                             By:
                                                --------------------------------
                                                      Authorized Signatory



                                     A-3-3

        HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, SERIES 2003-3

              CLASS C SERIES 2003-3 FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


          This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Affinity Credit Card Master Note Trust I, Series 2003-3 the "Notes"), issued under an Amended and Restated Master Indenture, dated as of March 13, 2003 (the "Master Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement, dated as of August 22, 2003 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class C Note Initial Principal Balance is $36,375,000. The Class C Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

          Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2003-3 Noteholders shall be made by (i) check mailed to each Series 2003-3 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-3 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-3 Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2003-3 Noteholders in accordance with the Indenture.


                                       A-3-4

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-3 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-3 Notes, the Transferor shall have the option to redeem the Series 2003-3 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class C Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Receivables Acquisition Company II, Household Affinity Funding Corporation II, Household
Bank (SB), National Association or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-3-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto
               ----------------------------------
                 (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                          ______________________3/
                                                                   -

                                             Signature Guaranteed:

                                             ----------------------


-----------
3/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-6